UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 22, 2025, MBX Biosciences, Inc. (the "Company") issued a press release (the "Press Release") titled “MBX Biosciences Announces Once-Weekly Canvuparatide Achieved Primary Endpoint in Phase 2 Trial with 63% Responder Rate at 12 Weeks; 79% Responder Rate Observed at Six Months in Open-Label Extension.” A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Also, on September 22, 2025, the Company will host a conference call and webcast to discuss topline data from its Phase 2 Avail™ clinical trial of canvuparatide in adult patients with chronic hypoparathyroidism (HP). A copy of the presentation from the conference call and webcast will be available in the "Investors" section of the Company's website at www.mbxbio.com and is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information included under Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is intended to be furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On September 22, 2025, the Company announced topline data from its Phase 2 Avail™ clinical trial of canvuparatide in adult patients with chronic HP. The topline results are summarized below.

All patients (n=64) completed the 12-week study, and 94% of patients elected to enroll in the six month open-label extension (OLE) to further evaluate longer-term outcomes with once-weekly canvuparatide.

Phase 2 Avail Topline Results

12-week and 6-month Responder Rates:

•
At 12 Weeks: The primary composite endpoint (maintaining albumin-adjusted serum calcium levels in the normal range (8.2–10.6 mg/dL) and independence from conventional therapy (defined as independence from active vitamin D and receiving no more than 600 mg/day of calcium supplements)) was achieved in 63% of canvuparatide-treated patients (30/48) compared with 31% in placebo-treated patients (5/16) (p=0.042) at Week 12.
•
At 6 Months: In the OLE, 79% of patients (44/56 evaluable) who received treatment achieved responder status at 6 months, including patients initially randomized to placebo.

Select Secondary and Exploratory Endpoints:

•
Pharmacokinetics: Pharmacokinetic findings were consistent with the Phase 1 results, supporting a once-weekly dosing schedule.
•
Bone Activity: Bone turnover and formation markers (BSAP, CTx and P1NP) increased over 12 weeks compared to placebo, consistent with enhanced bone remodeling.
•
Kidney Activity: In patients with elevated urine calcium at screening that normalized at Week 12, mean urine calcium was reduced by 48% in patients treated with once-weekly canvuparatide compared with 33% on placebo.

Safety Summary:

•
All doses of canvuparatide were generally well-tolerated with no discontinuations related to canvuparatide.
•
Most treatment emergent adverse events were categorized as mild or moderate.
•
No serious adverse events related to canvuparatide were reported.
•
Injection site reactions: 19% in the pooled treatment group versus 13% in placebo.
•
No deaths were reported.

Future Development Plans

The Company plans to initiate a Phase 3 clinical trial of once-weekly canvuparatide in 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: trial results from MBX’s Phase 2 trial of canvuparatide, including topline results; statements related to the potential for canvuparatide to be a once-weekly PTH replacement therapy; expectations regarding future clinical evaluation of canvuparatide; and statements relating to canvuparatide having a favorable safety profile.

Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; and risks related to the competitive landscape for MBX Biosciences’ product candidates; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC, as well as subsequent filings with the SEC. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by MBX Biosciences, Inc. on September 22, 2025
99.2	Corporate presentation of MBX Biosciences, Inc., furnished herewith
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	September 22, 2025	By:	/s/ P. Kent Hawryluk
President and Chief Executive Officer (Principal Executive Officer)